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                                     FINANCING AGREEMENT



                                  Dated as of October 1, 1996



                                       By and Between


                      COCONINO COUNTY, ARIZONA POLLUTION CONTROL CORPORATION



                                             and


                                      NEVADA POWER COMPANY


                                         Relating to


                                         $20,000,000
                     COCONINO COUNTY, ARIZONA POLLUTION CONTROL CORPORATION
                             POLLUTION CONTROL REVENUE BONDS
                             (NEVADA POWER COMPANY PROJECT)
                                        SERIES 1996

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     The  amounts  payable  to the Issuer (except for amounts  payable  to,  and certain rights and privileges of, the Issuer under Sections 4.2(d), 4.2(e),  5.3
and   6.4  hereof  and  any  rights  of  the  Issuer  to  receive  any  notices, certificates, requests, requisitions or communications hereunder) and certain other rights of the Issuer under this Financing Agreement have been pledged and assigned under the Indenture of Trust dated as of October 1, 1996, between the Issuer and United States Trust Company of New York, as Trustee.


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                                              FINANCING AGREEMENT

                                               TABLE OF CONTENTS

                  (This Table of Contents is not a part of this Agreement
                         and is only for convenience of reference).

SECTION                                  HEADING                            PAGE

Parties........................................................................1

Preambles......................................................................1

ARTICLE I      Definitions.....................................................1

ARTICLE II     Representations.................................................4

     Section 2.1.    Representations and Covenants by the Issuer...............4
     Section 2.2.    Representations by the Company............................5

ARTICLE III    Completion of the Project; Issuance of the Bonds................5

     Section 3.1.    Agreement to Issue Bonds; Application of Bond Proceeds....5
     Section 3.2.    Agreement to Construct the Project; Amendment of
                     Description of the Project................................6
     Section 3.3.    Disbursements from the Construction Fund..................6
     Section 3.4.    Establishment of Completion Date; Obligation of Company
                     to Complete...............................................7
     Section 3.5.    Investment of Moneys in Funds.............................9
     Section 3.6.    Tax Exempt Status of Bonds...............................10

ARTICLE IV     Loan and Provisions for Repayment..............................10

     Section 4.1.    Loan of Bond Proceeds....................................10
     Section 4.2.    Loan Repayments and Other Amounts Payable................10
     Section 4.3.    No Defense or Set-Off....................................12
     Section 4.4.    Payments Pledged and Assigned............................12
     Section 4.5.    Payment of the Bonds and Other Amounts...................12

ARTICLE V      Special Covenants and Agreements...............................13

     Section 5.1.    Company to Maintain its Corporate Existence; Conditions
                     Under Which Exceptions Permitted.........................13
     Section 5.2.    Annual Statement.........................................13
     Section 5.3.    Maintenance and Repair; Insurance; Taxes; Etc............14
     Section 5.4.    Recordation and Other Instruments........................14
     Section 5.5.    No Warranty by the Issuer................................14

                                            -i-
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     Section 5.6.    Agreement as to Ownership and Use of the Project.........14
     Section 5.7.    Information Reporting, Etc...............................14
     Section 5.8.    Limited Liability of Issuer..............................14
     Section 5.9.    Inspection of Project....................................15

ARTICLE VI     Events of Default and Remedies.................................15

     Section 6.1.    Events of Default Defined................................15
     Section 6.2.    Remedies on Default......................................17
     Section 6.3.    No Remedy Exclusive......................................17
     Section 6.4.    Agreement to Pay Fees and Expenses of Counsel............18
     Section 6.5.    No Additional Waiver Implied by One Waiver; Consents to
                     Waivers..................................................18

ARTICLE VII    Options and Obligations of Company; Prepayments;
               Redemption of Bonds............................................19

     Section 7.1.    Option to Prepay.........................................19
     Section 7.2.    Obligation to Prepay.....................................19
     Section 7.3.    Notice of Prepayment.....................................19

ARTICLE VIII   Miscellaneous..................................................19

     Section 8.1.    Notices..................................................19
     Section 8.2.    Assignments..............................................20
     Section 8.3.    Severability.............................................20
     Section 8.4.    Execution of Counterparts................................20
     Section 8.5.    Amounts Remaining in Bond Fund...........................20
     Section 8.6.    Amendments, Changes and Modifications....................20
     Section 8.7.    Governing Law............................................20
     Section 8.8.    Authorized Issuer and Company Representatives............21
     Section 8.9.    Term of the Agreement....................................21
     Section 8.10.   Cancellation at Expiration of Term.......................21
     Section 8.11.   Notice Regarding Cancellation of Contracts...............21

Signatures and Seals..........................................................22

EXHIBIT A -- Project Description

                                            -ii-
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     This  Financing Agreement made and entered into as of October 1,  1996,  by and between Coconino County, Arizona Pollution Control Corporation, an Arizona nonprofit corporation and political subdivision of the State of Arizona, party of the first part (hereinafter referred to as the "Issuer"), and Nevada Power Company, a corporation duly organized and existing under the laws of the State of Nevada, party of the second part (hereinafter referred to as the "Company").


                                   WITNESSETH:

     In consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided, that in the performance of the agreements of the party of the first part herein contained, any obligation it may thereby incur shall not constitute or give rise to a pecuniary liability or a charge upon its general credit or against its taxing powers but shall be payable solely out of the Revenues (as hereinafter defined) derived from this Financing Agreement and the Bonds, as hereinafter defined):


                                                      ARTICLE I


                                                     DEFINITIONS

     The following terms shall have the meanings specified in this Article unless the context clearly requires otherwise. The singular shall include the plural and the masculine shall include the feminine.

     "Act" means Title 35, Chapter 6, Arizona Revised Statutes, and all acts supplemental thereto or amendatory thereof.

     "Administrative Expenses" means the reasonable expenses (including, without limitation, the reasonable value of employee services and fees of Counsel) incurred by the Issuer in connection with the Bonds, this Agreement, the Indenture and any transaction or event contemplated by this Agreement or the Indenture.

     "Agreement" means this Financing Agreement between the Issuer and the Company and all amendments and supplements hereto.

     "Authorized Company Representative" means any person who, at the time, shall have been designated as such by a written certificate furnished to the Issuer and the Trustee containing the specimen signature of such person and signed on behalf of the Company by any officer of the Company. Such certificate may designate an alternate or alternates.

     "Authorized Issuer Representative" means any person at the time designated to act on behalf of the Issuer by a written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by the

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President,  Vice  President  or Secretary.  Such certificate  may  designate  an alternate or alternates.

     "Bond" or "Bonds" means the Issuer's bonds identified in Section 2.02 of the Indenture.

     "Bond Counsel" means the counsel who renders the opinion as to the tax exempt status of interest on the Bonds or such other nationally recognized municipal bond counsel of recognized expertise with respect to such matters as may be mutually acceptable to the Issuer, the Trustee and the Company.

     "Bond Fund" means the fund created by Section 5.02 of the Indenture.

     "Code" means the United States Internal Revenue Code of 1986, as amended, and regulations promulgated or proposed thereunder.

     "Company" means Nevada Power Company, a Nevada corporation, and its successors and assigns and any surviving, resulting or transferee corporation as permitted under Section 5.1 hereof.

     "Completion Date" means the date of completion of the acquisition and construction of the Project as that date shall be certified as provided in
Section 3.4 hereof.

     "Construction Period" means the period between the beginning of construction and equipping of the Project or the date on which the Bonds are first delivered to the purchasers thereof, whichever is earlier, and the Completion Date.

     "Cost of the Project" means the sum of the items, or any such items, authorized to be paid from the Construction Fund pursuant to the provisions of
Section 3.3 hereof.

     "Counsel" means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Company or the Trustee) duly admitted to the practice of law before the highest court of any state of the United States of America or of the District of Columbia.

     "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all expenses (including fees and expenses of Counsel) incurred under the Indenture and the Tax Agreement other than Ordinary Services and Ordinary Expenses.

     "Force Majeure" means acts of God, strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the governments of the United States or of the State of Nevada or of the State, or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; lightning; earthquakes; fires; tornadoes; volcanoes; storms; droughts; floods; explosions, breakage, or malfunction or accident to machinery, transmission lines, pipes or canals, even if resulting

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from  negligence;  civil disturbances; or any other cause not reasonably  within the control of the Company.

     "Governing Body" means the Board of Directors of the Issuer.

     "Hereof", "herein", "hereunder" and other words of similar import refer to this Agreement as a whole.

     "Indenture" means the Indenture of Trust relating to this Agreement between the Issuer and United States Trust Company of New York, as Trustee, of even date herewith, pursuant to which the Bonds are authorized to be issued, including any indentures supplemental thereto or amendatory thereof.

     "Issuer" means Coconino County, Arizona Pollution Control Corporation and any successor body to the duties or functions of the Issuer.

     "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered and those expenses (including fees and expenses of Counsel) normally incurred by a trustee under instruments similar to the Indenture and the Tax Agreement.


     "Owner" or "owner of Bonds" means the Person or Persons in whose name or names a Bond shall be registered on books of the Issuer kept by the Bond Registrar for that purpose in accordance with the terms of the Indenture.

     "Person"   means   natural  persons,  firms,  partnerships,   associations,
corporations, trusts and public bodies.

     "Project" means the Company's undivided interest in those facilities described in Exhibit A to this Agreement.

     "Project Certificate" means the Company's Project Certificate, delivered concurrently with the issuance of the Bonds, with respect to certain facts which are within the knowledge of the Company and certain reasonable assumptions of the Company, to enable Chapman and Cutler, as Bond Counsel, to determine that interest on the Bonds is not includable in the gross income of the Owners of the Bonds for federal income taxes purposes.

     "Rebate Fund" means the Rebate Fund, if any, created and established pursuant to the Tax Agreement.

     "State" means the State of Arizona.

     "Tax Agreement" means the Tax Exemption Certificate and Agreement with respect to the Bonds, dated the date of delivery of the Bonds, among the Company, the Issuer and the Trustee, as from time to time amended and supplemented.

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     "Tax-Exempt" means, with respect to interest on any obligations of a  state or local government, including the Bonds, that such interest is excluded from the gross income of the holders thereof (other than any holder who is a "substantial user" of facilities financed with such obligations or a "related person" within the meaning of Section 103(b)(13) of the 1954 Code or Section 147(a) of the Code) for federal income tax purposes, whether or not such interest is includable as an item of tax preference or otherwise includable directly or indirectly for purposes of calculating other tax liabilities, including any alternative minimum tax or environmental tax under the 1954 Code or the Code.

     "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses of the Indenture.

     "Trustee" means United States Trust Company of New York, as Trustee under the Indenture, and any successor Trustee appointed pursuant to the Indenture at the time serving as Trustee thereunder, and any co-trustee serving as such thereunder.

     All other terms used herein which are defined in the Indenture shall have the same meanings assigned them in the Indenture unless the context otherwise requires.


                                                      ARTICLE II


                                                   REPRESENTATIONS

      SECTION  2.1.  REPRESENTATIONS AND COVENANTS BY THE ISSUER.   The  Issuer
makes the following representations and covenants as the basis for the undertakings on its part herein contained:

         (a) The Issuer is a duly organized and existing nonprofit corporation and political subdivision of the State. Under the provisions of the Act, the Issuer is authorized to enter into the transactions contemplated by this Agreement, the Indenture and the Tax Agreement and to carry out its obligations hereunder and thereunder. The Issuer has duly authorized the execution and delivery of this Agreement, the Indenture and the Tax Agreement.

          (b) The Bonds are to be issued under and secured by the Indenture, pursuant to which certain of the Issuer's interests in this Agreement and the Revenues derived by the Issuer pursuant to this Agreement will be pledged and assigned as security for payment of the principal of, premium, if any, and interest on, the Bonds.

          (c) The Governing Body of the Issuer has found that the issuance of the Bonds will further the public purposes of the Act.

          (d) The Issuer has not assigned and will not assign any of its interests in this Agreement other than pursuant to the Indenture.

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          (e)    No  member of the Governing Body of the Issuer, nor  any  other officer of the Issuer, has any interest, financial, employment or other, in the Company or in the transactions contemplated hereby.

      SECTION  2.2.  REPRESENTATIONS BY THE COMPANY.   The  Company  makes  the
following representations as the basis for the undertakings on its part herein contained:

          (a) The Company is a corporation duly incorporated under the laws of the State of Nevada and is in good standing in the State of Nevada, is qualified to do business as a foreign corporation in the State and in all other states and jurisdictions wherein the nature of the business transacted by the Company or the nature of the property owned or leased by it makes such licensing or qualification necessary, has power to enter into and by proper corporate action has been duly authorized to execute and deliver this Agreement and the Tax Agreement.

          (b) Neither the execution and delivery of this Agreement or the Tax Agreement, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the Tax Agreement, conflicts with or results in a breach of any of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement other than the Indenture.

          (c) The statements, information and descriptions contained in the Project Certificate and the Tax Agreement, as of the date hereof and at the time of the delivery of the Bonds to the Original Purchasers, are and will be true, correct and complete, do not and will not contain any untrue statement or misleading statement of a material fact, and do not and will not omit to state a material fact required to be stated therein or necessary to make the statements, information and descriptions contained therein, in the light of the circumstances under which they were made, not misleading.


                                                    ARTICLE III


                           COMPLETION OF THE PROJECT; ISSUANCE OF THE BONDS

     SECTION 3.1. AGREEMENT TO ISSUE BONDS; APPLICATION OF BOND PROCEEDS. To provide funds to finance the Cost of the Project, the Issuer agrees that it will issue under the Indenture, sell and cause to be delivered to the purchasers thereof, the Bonds. The Issuer will thereupon apply the proceeds received from the sale of the Bonds as provided in the Indenture.

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     SECTION  3.2.  AGREEMENT TO CONSTRUCT THE PROJECT, AMENDMENT OF DESCRIPTION
OF  THE  PROJECT.   The  Company agrees that it will  acquire,  construct  and install, or complete the acquisition, construction and installation of, the Project, and will acquire, construct and install all other facilities and real and personal property deemed necessary for the operation of the Project, substantially in accordance with the description of the Project as set forth in
Exhibit A   hereto,  subject  to  the  provisions  set  forth  in  the   Project
Certificate.

     In the event that the Company desires to amend or supplement the description of the Project as described in Exhibit A hereto, and the Issuer approves of such amendment or supplement, the Issuer will enter into, and will instruct the Trustee to consent to, such amendment or supplement upon receipt of:

          (i) a certificate of an Authorized Company Representative describing in detail the proposed changes and stating that they will not have the effect of disqualifying any component of the Project as a facility that may be financed pursuant to the Act;

         (ii) a copy of the proposed form of amended or supplemented Exhibit A hereto, and

        (iii) an opinion of Bond Counsel to the effect that such proposed changes will not adversely affect the Tax-Exempt status of interest on the Bonds.

     SECTION 3.3. DISBURSEMENTS FROM THE CONSTRUCTION FUND. The Company will authorize and direct the Trustee, upon compliance with Section 5.14 of the Indenture, to disburse the moneys in the Construction Fund to or on behalf of the Company only for the following purposes, subject to the provisions of
Section 3.6 hereof and the Project Certificate:

          (a) Payment to the Company of such amounts, if any, as shall be necessary to reimburse the Company in full for all advances and payments made by it, at any time prior to or after the delivery of the Bonds, in connection with (i) the preparation of plans and specifications for the Project (including any preliminary study or planning of the Project or any aspect thereof) and (ii) the acquisition, construction and installation of the Project.

         (b) Payment of the initial or acceptance fee of the Trustee, the fees of the Trustee and any paying agent incurred during the Construction Period, legal, underwriting, financial consulting, accounting and rating agency fees and expenses and printing and engraving costs incurred in connection with the authorization, sale and issuance of the Bonds, the execution of the Indenture and the preparation of all other documents in connection therewith; and payment of all fees, costs and expenses incurred with respect to the preparation of this Agreement, the Indenture and the Bonds, and all other documents in connection therewith.

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          (c)    Payment for labor, services, materials and supplies used by  or furnished to the Company to improve the site and to acquire and construct the Project, as provided in the plans, specifications and work orders therefor; payment of the costs of acquiring, constructing, and installing utility services or other related facilities; payment of the costs of acquiring all real and personal property deemed necessary to construct the Project; and payment of the miscellaneous expenses incidental to any of the foregoing items.

         (d)   Payment  of  the fees, if any, of  architects, engineers,   legal
     counsel and supervisors expended in connection with the acquisition, construction or installation of the Project.

         (e) Payment of the taxes, assessments and other charges, if any, that are incurred during the Construction Period with respect to the Project, or reimbursement thereof, if paid by the Company.

         (f) Payment of expenses incurred in seeking to enforce any remedy against any contractor or subcontractor in respect of any default under a contract relating to the acquisition, construction or installation of the Project.

         (g) Payment of interest on the Bonds during the construction of the Project, but only to the extent provided by the Project Certificate.

         (h) Payment of any other costs which constitute a part of the Cost of the Project in accordance with generally accepted applicable accounting principles, which are permitted by the Act and which will not adversely affect the exemption from federal income taxes of interest on any of the Bonds.

     All moneys remaining in the Construction Fund after the Completion Date and after payment or provision for payment of all other items provided for in the preceding subsections (a) to (h), inclusive, of this Section, shall be used in accordance with Section 5.14 of the Indenture.

     SECTION 3.4. ESTABLISHMENT OF COMPLETION DATE; OBLIGATION OF COMPANY TO COMPLETE. As soon as the Project is completed, the Company shall evidence the Completion Date by providing to the Trustee and the Issuer a certificate of an Authorized Company Representative stating the Cost of the Project and further stating that (i) construction of the Project has been completed substantially in accordance with the plans, specifications and work orders therefor, and all labor, services, materials and supplies used in construction have been paid for, and (ii) all other facilities necessary in connection with the Project have been acquired, constructed and installed in accordance with the plans and specifications and work orders therefor and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights of the Company against third parties for the payment of any amount not then due and payable which exist at the date of such certificate or which may subsequently exist.

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     Moneys  (including investment proceeds) remaining in the Construction  Fund on the date of such certificate may be used, at the direction of an Authorized Company Representative, to the extent indicated, for transfer to the Bond Fund, but only if, and to the extent that, the Trustee has been furnished with an opinion of Bond Counsel to the effect that such transfer is permitted by the Act and does not adversely affect the exemption from federal income taxes of interest on any of the Bonds.

     Any moneys (including investment proceeds) remaining in the Construction Fund on the date of the aforesaid certificate and not transferred to the Bond Fund shall on such date be placed by the Trustee in a separate escrow account in the Construction Fund and used to pay all or part of the redemption price of Bonds on the redemption date or dates selected by the Company; provided that, until so used such moneys may also be used, at the direction of the Company, for one or more of the following purposes:

          (a) for the payment of the cost of any additional pollution control facilities, provided that prior to such use this Agreement is amended in accordance with Section 3.1 hereof to include such additional facilities within the definition of Project as used herein;

          (b)   for any other purpose;

provided that, no moneys on deposit in such escrow account may be used for any of the purposes specified in this paragraph unless and until the Company, at the Company's expense, causes Bond Counsel to deliver to the Trustee an opinion of Bond Counsel upon which the Trustee may rely to the effect that such use is permitted by the Act and does not adversely affect the exemption from federal income taxes of interest on any of the Bonds; and provided further that, until used for one or more of the foregoing purposes, moneys on deposit in the escrow account may be invested in investments authorized by Section 3.5 of this Agreement, but may not be invested to produce a yield on such moneys (computed from the Completion Date and taking into account any investment of such moneys during the period from the Completion Date until such moneys were deposited in such escrow account) greater than the yield on the Bonds, all as such terms are used in and determined in accordance with relevant provisions of the Code and regulations promulgated or proposed thereunder. In the event moneys remaining in the Construction Fund at the Completion Date are used for the purpose specified in (a) above, the provisions of this Agreement relating to and in effect during the acquisition, construction and equipping of the Project shall apply to such additional facilities.

     In the event the moneys in the Construction Fund available for payment of the Cost of the Project should be insufficient to pay the costs thereof in full, the Company agrees to pay directly, or to deposit in the Construction Fund moneys sufficient to pay, any costs of completing the Project in excess of the moneys available for such purpose in the Construction Fund. The Issuer makes no express or implied warranty that the moneys deposited in the Construction Fund and available for payment of the Cost of the Project, under the provisions of this Agreement, will be sufficient to pay all the amounts which may be incurred for such Cost of the Project. The Company agrees that if, after exhaustion of

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the  moneys in the provisions of this Section, it shall not be entitled  to  any reimbursement therefor from the Issuer, from the Trustee or from the holders of any of the Bonds, nor shall it be entitled to any diminution of the amounts payable under Section 4.2 hereof.

     SECTION 3.5. INVESTMENT OF MONEYS IN FUNDS. Except as otherwise herein provided, any moneys held as a part of the Bond Fund or the Construction Fund shall be invested or reinvested by the Trustee at the written direction, or the oral direction promptly confirmed in writing, of an Authorized Company Representative as to specific investments, to the extent permitted by law, in:

          (a)   bonds or other obligations of the United States of America;

          (b) bonds or other obligations, the payment of the principal of and interest on which is unconditionally guaranteed by the United States of America;

          (c) obligations issued or guaranteed as to principal and interest by any agency or person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America;

          (d) obligations issued or guaranteed by any state of the United States of America, or any political subdivision of any such state, or in funds consisting of such obligations to the extent described in Treasury Regulation 1.148-8(e)(3)(iii);

          (e)   prime commercial paper;

          (f)   prime finance company paper;

          (g)   bankers' acceptances drawn on and accepted by commercial banks;

          (h) repurchase agreements fully secured by obligations issued or guaranteed as to principal and interest by the United States of America or by any person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America;

          (i) certificates of deposit issued by commercial banks, including banks domiciled outside of the United States of America; and

          (j) units of taxable government money market portfolios composed of obligations guaranteed as to principal and interest by the United States of America or repurchase agreements fully collateralized by such obligations.

     The investments so purchased shall be held by the Trustee and shall be deemed at all times a part of the Bond Fund or Construction Fund, as the case may be, and the interest accruing thereon and any profit realized therefrom shall be credited to such fund, subject to

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

the provisions of the Tax Agreement. The Company agrees that to the extent any moneys in the Bond Fund represent moneys held for the payment of the principal of Bonds which have become due at maturity or on a redemption date and the premium, if any, on such Bonds or interest due on Bonds in all cases where Bonds have not been presented for payment and paid or such interest is unclaimed, such moneys shall not be invested.

    SECTION 3.6. TAX EXEMPT STATUS OF BONDS. The Company covenants and agrees that it has not taken or permitted and will not take or permit any action which results in interest paid on the Bonds being included in gross income of the holders or beneficial owners of the Bonds for purposes of federal income taxation (other than a holder or beneficial owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the
Code). The Company covenants that none of the proceeds of the Bonds or the payments to be made under this Agreement, or any other funds which may be deemed to be proceeds of the Bonds pursuant to Section 148(a) of the Code, will be invested or used in such a way, and that no actions will be taken or not taken, as to cause the Bonds to be treated as "arbitrage bonds" within the meaning of
Section 148(a) of the Code. Without limiting the generality of the foregoing, the Company covenants and agrees that it will comply with the provisions of the Tax Agreement and the Project Certificate.


                                                     ARTICLE IV


                                     LOAN AND PROVISIONS FOR REPAYMENT

    SECTION 4.1. LOAN OF BOND PROCEEDS. (a) The Issuer agrees, upon the terms and conditions in this Agreement, to lend to the Company the proceeds (exclusive of accrued interest, if any) received by the Issuer from the sale of the Bonds in order to finance the Project and the Company agrees to apply the gross proceeds of such loan to the financing of the Cost of the Project.

     (b) The Issuer and the Company expressly reserve the right to enter into, to the extent permitted by law, an agreement or agreements other than this Agreement, with respect to the issuance by the Issuer, under an indenture or indentures other than the Indenture, of obligations to provide additional funds to refund all or any principal amount of the Bonds.

     SECTION 4.2. LOAN REPAYMENTS AND OTHER AMOUNTS PAYABLE. (a) On each date provided in or pursuant to the Indenture for the payment (whether at maturity or upon redemption or acceleration) of principal of, and premium, if any, and interest on, the Bonds, until the principal of, and premium, if any, and interest on, the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company shall pay to the Trustee in immediately available funds, for deposit in the Bond Fund, as a repayment installment of the loan of the proceeds of the Bonds pursuant to SectionE4.1 hereof, a sum equal to the amount payable on such date (whether at maturity or upon redemption or acceleration) as principal of, and premium, if any, and interest on, the Bonds as provided in the Indenture; and provided further, that the obligation

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

of the Company to make any such repayment installment shall be reduced by the amount of any moneys then on deposit in the Bond Fund and available for such payment.

     (b) The Company agrees to pay to the Trustee (i) the fees of the Trustee for the Ordinary Services rendered by it and an amount equal to the Ordinary Expenses incurred by it under the Indenture and the Tax Agreement, as and when the same become due, and (ii) the reasonable fees, charges and expenses of the Trustee for reasonable Extraordinary Services and Extraordinary Expenses, as and when the same become due, incurred under the Indenture and the Tax Agreement. The Company agrees that the Trustee, its officers, agents, servants and employees, shall not be liable for, and agrees that it will at all times indemnify and hold harmless the Trustee, its officers, agents, servants and employees against, and pay all expenses of the Trustee, its officers, agents, servants and employees, relating to any lawsuit, proceeding or claim and resulting from any action or omission taken or made by or on behalf of the Trustee, its officers, agents, servants and employees pursuant to this Agreement, the Indenture or the Tax Agreement, that may be occasioned by any cause (other than the negligence or willful misconduct of the Trustee, its officers, agents, servants and employees). In case any action shall be brought against the Trustee in respect of which indemnity may be sought against the Company, the Trustee shall promptly notify the Company in writing and the Company shall be entitled to assume control of the defense thereof, including the employment of Counsel and the payment of all expenses. The Trustee shall have the right to employ separate Counsel in any such action and participate in the defense thereof, but the fees and expenses of such Counsel shall be paid by the Trustee unless the employment of such Counsel has been authorized by the Company. The Company shall not be liable for any settlement of any such action without its consent, but if any such action is settled with the consent of the Company or if there be final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless the Trustee from and against any loss or liability by reason of such settlement or final judgment. The Company agrees that the indemnification provided herein shall survive the termination of this Agreement or the Indenture or the resignation of the Trustee.

     (c) The Company agrees to pay all costs incurred in connection with the issuance of the Bonds and the Issuer shall have no obligation with respect to such costs.

     (d) The Company agrees to indemnify and hold harmless the Issuer and any member, officer, official or employee of the Issuer against any and all losses, costs, charges, expenses, judgments and liabilities created by or arising out of this Agreement, the Indenture or the Tax Agreement or otherwise incurred in connection with the issuance of the Bonds. The Issuer may submit to the Company periodic statements, not more frequently than monthly, for its Administrative Expenses and the Company shall make payment to the Issuer of the full amount of each such statement within 30 days after the Company receives such statement.

     (e) In the event the Company shall fail to make any of the payments required by (a) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid and the Company will pay interest to the extent permitted by law, on any overdue amount at the rate of interest borne by the

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

Bonds on the date on which such amount became due and payable until paid. In the event that the Company shall fail to make any of the payments required by
(b), (c) or (d) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at a rate 1% above the rate of interest then charged by the Trustee on 90-day commercial loans to its prime commercial borrowers until paid.

     (f) In the event that moneys are not available for transfer from the Bond Fund to the Rebate Fund as required by the Tax Agreement, the Company agrees to pay any such amount required to be so transferred and not available for such purpose in the Bond Fund by paying such amount to the Trustee for deposit directly into the Rebate Fund. The obligation of the Company set forth in this
Section 4.2(f) shall survive the termination of this Agreement.

    SECTION 4.3. NO DEFENSE OR SET-OFF. The obligation of the Company to make the payments pursuant to this Agreement shall be absolute and unconditional without defense or set-off by reason of any default by the Issuer under this Agreement or under any other agreement between the Company and the Issuer or for any other reason, it being the intention of the parties that the payments required hereunder will be paid in full when due without any delay or diminution whatsoever.

     SECTION 4.4. PAYMENTS PLEDGED AND ASSIGNED. It is understood and agreed that all payments required to be made by the Company pursuant to Section 4.2 hereof (except payments made to the Trustee pursuant to Section 4.2(b) hereof, to the Issuer pursuant to Section 4.2(d) hereof and to either or both of the foregoing pursuant to Section 4.2(e) hereof) and certain rights of the Issuer hereunder are pledged and assigned by the Indenture. The Company consents to such pledge and assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay or cause to be paid to the Trustee all said
amounts.   The  Project  will not constitute any part of the  security  for  the
Bonds.

     SECTION  4.5.   PAYMENT  OF THE BONDS AND OTHER AMOUNTS.   The  Bonds  and
interest and premium, if any, thereon shall be payable solely from (i) payments made by the Company to the Trustee under Section 4.2(a) hereof, and (ii) other moneys on deposit in the Bond Fund and available therefor.

     Payments of principal of, and premium, if any, or interest on, the Bonds with moneys in the Bond Fund constituting proceeds from the sale of the Bonds or earnings on investments made under the provisions of the Indenture shall be credited against the obligation to pay required by Section 4.2(a) hereof.

     Whenever any Bonds are redeemable in whole or in part at the option of the Company, the Trustee, on behalf of the Issuer, shall redeem the same upon the request of the Company and such redemption (unless conditional) shall be made from payments made by

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

the Company to the Trustee under Section 4.2(a) hereof equal to the redemption price of such Bonds.

     Whenever payment or provision therefor has been made in respect of the principal of, or premium, if any, or interest on, all or any portion of the Bonds in accordance with the Indenture (whether at maturity or upon redemption or acceleration or upon provision for payment in accordance with Article VII of the Indenture), payments shall be deemed paid to the extent such payment or provision therefor has been made and is considered to be a payment of principal of, or premium, if any, or interest on, such Bonds. If such Bonds are thereby deemed paid in full, the Trustee shall notify the Company and the Issuer that such payment requirement has been satisfied. Subject to the foregoing, or unless the Company is entitled to a credit under this Agreement or the Indenture, all payments shall be in the full amount required by Section 4.2(a) hereof.


                                                     ARTICLE V


                                   SPECIAL COVENANTS AND AGREEMENTS

     SECTION 5.1. COMPANY TO MAINTAIN ITS CORPORATE EXISTENCE; CONDITIONS UNDER WHICH EXCEPTIONS PERMITTED. The Company agrees that during the term of this Agreement, it will maintain its corporate existence and its good standing in the State of Nevada, will be qualified to do business as a foreign corporation in the State, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation unless the acquirer of its assets or the corporation with which it shall consolidate or into which it shall merge shall (i) be a corporation organized under the laws of one of the states of the United States of America, (ii) be qualified to do business in the State, and (iii) assume in writing all of the obligations of the Company under this Agreement and the Tax Agreement.

     Any transfer of all or substantially all of the Company's assets to any of its wholly owned subsidiaries shall not be deemed to constitute a "disposition of all or substantially all of the Company's assets" within the meaning of the preceding paragraph. Any such transfer of the Company's assets shall not relieve the Company of any of its obligations under this Agreement.

    SECTION 5.2. ANNUAL STATEMENT. The Company agrees to have an annual audit made by its regular independent certified public accountants and to furnish the Trustee (within thirty days after receipt by the Company) with a balance sheet and statement of income and surplus showing the financial condition of the Company and its consolidated subsidiaries, if any, at the close of each fiscal year and the results of operations of the Company and its consolidated subsidiaries, if any, for each fiscal year, accompanied by a report of said accountants that such statements have been prepared in accordance with generally accepted accounting principles. The Company's obligations under this Section
5.2 may be satisfied by delivering a copy of the Company's Annual Report to the Trustee at the same time that it is mailed to stockholders.

    SECTION 5.3. MAINTENANCE AND REPAIR; INSURANCE; TAXES; ETC.. The Company shall maintain or cause to be maintained the Project in good repair and keep it properly insured and shall promptly pay or cause to be paid all costs thereof. The Company shall promptly pay or cause to be paid all installments of taxes, installments of special assessments, and all governmental, utility and other charges with respect to the Project, when due. The Company may, at its own expense and in its own name in good faith contest or appeal any such taxes, assessments or other charges, or installments thereof, but shall not permit any such taxes, assessments or other charges, or installments thereof, to remain unpaid if such nonpayment shall subject the Project or any part thereof to loss or forfeiture.

     SECTION 5.4. RECORDATION AND OTHER INSTRUMENTS. The Company shall cause such security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve, protect and perfect the security of the Owners of the Bonds and the rights of the Trustee, and to perfect the security interest created by the Indenture. The Company agrees to abide by the provisions of
Section 4.04 of the Indenture to the extent applicable to the Company.

     SECTION 5.5. NO WARRANTY BY THE ISSUER. The Issuer makes no warranty, either express or implied, as to the Project or that it will be suitable for the purposes of the Company or needs of the Company.

    SECTION 5.6. AGREEMENT AS TO OWNERSHIP AND USE OF THE PROJECT. The Issuer and the Company agree that title to the Project shall be in and remain in the Company, and that the Project shall be the sole property of the Company in which the Issuer shall have no interest.

    SECTION 5.7. INFORMATION REPORTING, ETC.. The Issuer covenants and agrees that, upon the direction of the Company or Bond Counsel, it will mail or cause to be mailed to the Secretary of the Treasury (or his designee as prescribed by regulation, currently the Internal Revenue Service Center, Philadelphia, PA 19255) a statement setting forth the information required by Section 149(e) of the Code, which statement shall be in the form of the Information Return for Tax -Exempt Private Activity Bond Issues (Form 8038) of the Internal Revenue Service (or any successor form) and which shall be completed based in part upon information supplied by the Company and Bond Counsel.

     SECTION 5.8. LIMITED LIABILITY OF ISSUER. Any obligation or liability of the Issuer created by or arising out of this Agreement or otherwise incurred in connection with the issuance of the Bonds (including without limitation any liability created by or arising out of the representations, warranties or covenants set forth herein or otherwise) shall not impose a debt or pecuniary liability upon the Issuer or the State or any political subdivision thereof, or a charge upon the general credit or taxing powers of any of the foregoing, but shall be payable solely out of the Revenues or other amounts payable by the Company to the Issuer hereunder or otherwise.

     Neither the issuance of the Bonds nor the delivery of this Agreement shall, directly or indirectly or contingently, obligate the Issuer or the State or any political subdivision thereof to levy any form of taxation therefor or to make any appropriation for their payment. Nothing in the Bonds or in the Indenture or this Agreement or the proceedings of the Issuer authorizing the Bonds or in the Act or in any other related document shall be construed to authorize the Issuer to create a debt of the Issuer or the State or any political subdivision thereof within the meaning of any constitutional or statutory provision of the State. The principal of, and premium, if any, and interest on, the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and available therefor under this Agreement. Neither the State nor any political subdivision thereof shall in any event be liable for the payment of the principal of, premium, if any, or interest on, the Bonds or for the performance of any pledge, obligation or agreement of any kind whatsoever which may be undertaken by the Issuer. No breach of any such pledge, obligation or agreement may impose any pecuniary liability upon the Issuer or the State or any political subdivision thereof, or any charge upon the general credit or against the taxing power of the Issuer or the State or any political subdivision thereof.

     SECTION 5.9. INSPECTION OF PROJECT. The Company agrees that the Issuer and the Trustee and their duly authorized representatives shall have the right at all reasonable times to enter upon and examine and inspect the Project property and shall also be permitted, at all reasonable times, to examine the books and records of the Company insofar as they relate to the Project.


                                                      ARTICLE VI


                                       EVENTS OF DEFAULT AND REMEDIES

    SECTION 6.1. EVENTS OF DEFAULT DEFINED. The following shall be "events of default" under this Agreement and the terms "event of default" or "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

         (a) Failure by the Company to pay when due any amounts required to be paid under Section 4.2(a) hereof, which failure results in an event of default under subparagraph (a) or (b) of Section 8.01 of the Indenture; or

          (b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Agreement, other than as referred to in (a) above, for a period of 90 days after written notice, or in the case of failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in Section 4.2(f) hereof, for a period of 30 days after written notice, specifying such failure and requesting that it be remedied and stating that such notice is a "Notice of Default" hereunder, given to the Company by the Trustee or to the Company and the Trustee by the Issuer, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee will not unreasonably withhold their consent to an extension of such time if corrective action is instituted within the applicable period and diligently pursued until the failure is corrected and such corrective action or diligent pursuit is evidenced to the Trustee by a certificate of an Authorized Company Representative; or

          (c) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction seeking
     (i) liquidation, reorganization, dissolution, winding-up or composition or adjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or cause shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and shall continue in effect for a period of 90 days; or an order for relief against the Company shall be entered against the Company in an involuntary case under the United States Bankruptcy Code (as now or hereafter in effect) or other applicable law; or

         (d) The Company shall admit in writing its inability to pay its debts generally as they become due or shall file a petition in voluntary bankruptcy or shall make any general assignment for the benefit of its creditors, or shall consent to the appointment of a receiver or trustee of all or substantially all of its property, or shall commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), or shall file in any court of competent jurisdiction a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or shall fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such United States Bankruptcy Code or other applicable law; or

         (e) Dissolution or liquidation of the Company; provided that the term "dissolution or liquidation of the Company" shall not be construed to include the cessation of the corporate existence of the Company resulting either from a merger or consolidation of the Company into or with another corporation or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety, under the conditions permitting such actions contained in Section 5.1 hereof; or

         (f)   The occurrence of an "event of default" under the Indenture.

     The foregoing provisions of Section 6.1(b) are subject to the following limitations: If by reason of Force Majeure the Company is unable in whole or in part to carry out its agreements on its part herein contained, other than the obligations on the part of the Company contained in Article IV and Sections 5.3 and 6.4 hereof, the Company shall not be deemed in default during the continuance of such inability. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreements; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the sole judgment of the Company unfavorable to the Company.

     SECTION 6.2. REMEDIES ON DEFAULT. Whenever any event of default referred to in Section 6.1 hereof shall have happened and be continuing, the Trustee, as assignee of the Issuer:

          (a) shall, by notice in writing to the Company, declare the unpaid indebtedness under Section 4.2(a) hereof to be due and payable immediately, if concurrently with or prior to such notice the unpaid principal amount of the Bonds shall have been declared to be due and payable, and upon any such declaration the same (being an amount sufficient, together with other moneys available therefor in the Bond Fund, to pay the unpaid principal of, premium, if any, and interest accrued on, the Bonds) shall become and shall be immediately due and payable as liquidated damages; and

          (b) may take whatever action at law or in equity as may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due hereunder or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

     Any amounts collected pursuant to action taken under this Section 6.2 shall be paid into the Bond Fund (unless otherwise provided in this Agreement) and applied in accordance with the provisions of the Indenture. No action taken pursuant to this Section 6.2 shall relieve the Company from the Company's obligations pursuant to Section 4.2 hereof.

     No recourse shall be had for any claim based on this Agreement against any officer, director or stockholder, past, present or future, of the Company as such, either directly or through the Company, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

     Nothing herein contained shall be construed to prevent the Issuer from enforcing directly any of its rights under the Sections 4.2(d), 4.2(e), 5.3 and
6.4 hereof.

     SECTION 6.3. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Subject to the provisions of the Indenture and hereof, such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee. The Owners of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

     SECTION 6.4. AGREEMENT TO PAY FEES AND EXPENSES OF COUNSEL. In the event the Company should default under any of the provisions of this Agreement and the Issuer or the Trustee should employ Counsel or incur other expenses for the collection of the indebtedness hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Trustee, the Issuer or, if so directed by the Issuer, to the Counsel for the Issuer, the reasonable fees of such Counsel and such other expenses so incurred by or on behalf of the Issuer or the Trustee.

     SECTION  6.5.   NO  ADDITIONAL WAIVER IMPLIED BY ONE  WAIVER;  CONSENTS  TO
WAIVERS.   In  the event any agreement contained in this Agreement  should  be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be effective unless in writing and signed by the party making the waiver. The Issuer shall have no power to waive any default hereunder by the Company without the consent of the Trustee to such waiver. The Trustee shall have the power to waive any default by the Company hereunder, except a default under Section 3.6, 4.2(d), 5.3 or 6.4 hereof, or under Section 4.2(e) hereof in so far as it pertains to the Issuer, without the prior written concurrence of the Issuer. Notwithstanding the foregoing, if, after the acceleration of the maturity of the outstanding Bonds by the Trustee pursuant to Section 8.02 of the Indenture, (i) all arrears of principal of and interest on the outstanding Bonds and interest on overdue principal and (to the extent permitted by law) on overdue installments of interest at the rate of interest borne by the Bonds on the date on which such principal or interest became due and payable and the premium, if any, on all Bonds then Outstanding which have become due and payable otherwise than by acceleration, and all other sums payable under the Indenture, except the principal of and the interest on such Bonds which by such acceleration shall have become due and payable, shall have been paid, (ii) all other things shall have been performed in respect of which there was a default, (iii) there shall have been paid the reasonable fees and expenses of the Trustee and of the Owners of such Bonds, including reasonable attorneys' fees paid or incurred and (iv) such event of default under the Indenture shall be waived in accordance with
Section 8.09 of the Indenture with the consequence that such acceleration  under
Section 8.02 of the Indenture is rescinded, then the Company's default hereunder shall be deemed to have been waived and its consequences rescinded and no further action or consent by the Trustee or the Issuer shall be required; provided that there has been furnished an opinion of Bond Counsel to the effect that such waiver will not adversely affect the exemption from federal income taxes of interest on the Bonds.

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                                                   ARTICLE VII
                                   OPTIONS AND OBLIGATIONS OF COMPANY;
                                    PREPAYMENTS; REDEMPTION OF BONDS

     SECTION 7.1. OPTION TO PREPAY. The Company shall have, and is hereby granted, the option to prepay the payments due hereunder in whole or in part at any time or from time to time (a) to provide for the redemption of Bonds pursuant to the provisions of Section 3.01 or 3.02 of the Indenture or (b) to provide for the defeasance of the Bonds pursuant to Article VII of the Indenture. In the event the Company elects to provide for the redemption of Bonds as permitted by this Section, the Company shall notify and instruct the Trustee in accordance with Section 7.3 hereof to redeem all or any portion of the Bonds in advance of maturity. If the Company so elects, any redemption of Bonds pursuant to Section 3.01 or 3.02 of the Indenture may be made conditional.

     SECTION 7.2. OBLIGATION TO PREPAY. The Company covenants and agrees that if all or any part of the Bonds are unconditionally called for redemption in accordance with the Indenture or become subject to mandatory redemption, it will prepay the indebtedness hereunder in whole or in part, prior to the date on which notice of such redemption is given to the owners of such Bonds, in an amount sufficient to redeem such Bonds on the date fixed for the redemption of the Bonds.

     SECTION 7.3. NOTICE OF PREPAYMENT. Upon the exercise of the option granted to the Company in Section 7.1 hereof, or upon the Company having knowledge of the occurrence of any event requiring mandatory redemption of the Bonds in accordance with Section 3.03 of the Indenture, the Company shall give written notice to the Issuer and the Trustee. The notice shall provide for the date of the application of the prepayment made by the Company hereunder to the retirement of the Bonds in whole or in part pursuant to call for redemption and shall be given by the Company not less than 45 days prior to the date of the redemption which is to occur as a result of such prepayment (or such later date as is acceptable to the Trustee and the Issuer), and in the case of a redemption of Bonds pursuant to Section 3.03 of the Indenture shall be given on a date which will permit the redemption of the Bonds within the time required by
Section 3.03 of the Indenture.


                                                    ARTICLE VIII


                                                    MISCELLANEOUS

     SECTION 8.1. NOTICES. Except as otherwise expressly provided herein, all notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given on the day on which the same have been mailed by first class mail postage prepaid, or delivered by hand, or sent by telecopy or similar facsimile transmission, as follows: if to the Issuer, c/o Mangum, Wall, Stoops, & Warden, P.L.L.C., 222 East Birch Avenue, Flagstaff, Arizona 86001, or to telecopy number (520) 773-1312, if to the Company, at P.O. Box 230, 6226 West Sahara Avenue, Las Vegas, Nevada 89151, or to

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

telecopy number (702) 367-5864, Attention: Treasurer; if to the Trustee, at 114 West 47th Street, New York, New York 10036-1532, or to telecopy number (212) 852-1625, Attention: Corporate Trust Administration; provided, however, that notice to the Trustee shall be deemed given when received by the Trustee. A duplicate  copy  of  each  notice,  certificate  or  other  communication  given hereunder by either the Issuer or the Trustee to the other shall also be given to the Company. The Issuer, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     SECTION 8.2. ASSIGNMENTS. This Agreement may not be assigned by either party without consent of the other, except that the Issuer shall assign to the Trustee its rights under this Agreement (except under Sections 4.2(d), 4.2(e), 5.3, and 6.4 hereof) as provided by Section 4.4 hereof, and the Company may assign its rights under this Agreement to any transferee or any surviving or resulting corporation as provided by Section 5.1 hereof.

     SECTION 8.3. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.

      SECTION  8.4.   EXECUTION  OF  COUNTERPARTS.   This  Agreement   may   be
simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 8.5. AMOUNTS REMAINING IN BOND FUND. It is agreed by the parties hereto that after payment in full of (i) the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture),
(ii) the fees, charges and expenses of the Trustee in accordance with the Indenture, (iii) the Administrative Expenses, (iv) the fees and expenses of the Issuer and (v) all other amounts required to be paid under this Agreement and the Indenture, any amounts remaining in the Bond Fund shall belong to and be paid to the Company by the Trustee.

    SECTION 8.6. AMENDMENTS, CHANGES AND MODIFICATIONS. This Agreement may be amended, changed, modified, altered or terminated only by written instrument executed by the Issuer and the Company as provided in Section 11.01 and Section
11.02 of the Indenture, and, under either such Section, only if the written consent of the Trustee to the amendment, change or modification is obtained and provided, however, that the Issuer shall not thereby incur any monetary obligation or liability (except only to the extent that the same shall be payable solely and only out of funds provided or to be provided by the Company) or surrender or abdicate in whole or in part any of its essential governmental functions or powers or any of its discretion in exercising the same.

     SECTION 8.7. GOVERNING LAW. This Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State.

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

     SECTION  8.8.   AUTHORIZED  ISSUER AND COMPANY REPRESENTATIVES.   Whenever
under the provisions of this Agreement the approval of the Issuer or the Company is required to take some action at the request of the other, such approval of such request shall be given for the Issuer by the Authorized Issuer Representative and for the Company by the Authorized Company Representative, and the other party hereto and the Trustee shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Trustee as a result of any such action taken.

    SECTION 8.9. TERM OF THE AGREEMENT. This Agreement shall be in full force and effect from its date to and including such date as all of the Bonds issued under the Indenture shall have been fully paid or retired (or provision for such payment shall have been made as provided in the Indenture), provided that all representations and certifications by the Company as to all matters affecting the tax-exempt status of the Bonds and the covenants of the Company in Sections 4.2(b), 4.2(c), 4.2(d), 4.2(e) and 4.2(f) hereof shall survive the termination of this Agreement.

    SECTION 8.10. CANCELLATION AT EXPIRATION OF TERM. At the acceleration, termination or expiration of the term of this Agreement and following full payment of the Bonds or provision for payment thereof and of all other fees and charges having been made in accordance with the provisions of this Agreement and the Indenture, the Issuer shall deliver to the Company any documents and take or cause the Trustee to take such actions as may be necessary to effectuate the cancellation and evidence the termination of this Agreement.

    SECTION 8.11. NOTICE REGARDING CANCELLATION OF CONTRACTS. As required by the provisions of Section 38-511, Arizona Revised Statutes, as amended, notice is hereby given that political subdivisions of the State of Arizona or any of their departments or agencies may, within three (3) years of its execution, cancel any contract, without penalty or further obligation, made by the political subdivisions or any of their departments or agencies on or after September 30, 1988, if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of the political subdivisions or any of their departments or agencies is, at any time while the contract or any extension of the contract is in effect, an employee or agent of any other party to the contract in any capacity or a consultant to any other party of the contract with respect to the subject matter of the contract. The cancellation shall be effective when written notice from the chief executive officer or governing body of the political subdivision is received by all other parties to the contract unless the notice specifies a later time.

     The Company covenants and agrees not to employ as an employee, agent or, with respect to the subject matter of the Agreement, a consultant, any person significantly involved in initiating, negotiating, securing, drafting or creating this Agreement on behalf of the Issuer within three (3) years from the execution hereof, unless a waiver is provided by the Issuer.

     IN WITNESS WHEREOF, Issuer has caused these presents to be signed in its name and behalf by its Vice President and attested by its Secretary, and the
                       ----
Company has caused these presents to be signed in its name and behalf by one of its Vice President/CFO and its official seal to be hereunto affixed, and
       ------------------
the same to be attested by one of its Vice President/Secretary, all as of the
                                      ------------------------
date first above written.


                                           COCONINO  COUNTY,  ARIZONA POLLUTION
                                             CONTROL CORPORATION


                                                 JOSEPH R. GEE
                                           By--------------------------
                                               VICE  President
                                               ----


Attest:
   TERRANCE J. RICE
---------------------------------
Secretary

                                            NEVADA POWER COMPANY
                                            By   STEVEN W. RIGAZIO
                                              ------------------------
                                                   VICE PRESIDENT/CFO
                                            Its -------------------------
(Seal)
Attest:
   RICHARD L. HINCKLEY
---------------------------------
Its    VICE PRESIDENT/SECRETARY
    -----------------------------

EXHIBIT A

PROJECT DESCRIPTION


      The Project consists of the undivided interest of Nevada Power Company in the flue gas desulfurization system, including functionally related and subordinate facilities, being installed for the removal of sulfur dioxide from combustion gases prior to discharge into the atmosphere, at the Navajo
Generating Station owned by Nevada Power Company and others and located in Coconino County, Arizona.